UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  November 19, 2007

  MIPS TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	000-24487 (Commission File Number)	77-0322161 (IRS Employer Identification No.)

1225 Charleston Road
Mountain View, CA  94043
(Address of Principal Executive Offices, including zip code)

(650) 567-5000
(Registrant's telephone number including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

On November 26, 2007, MIPS Technologies, Inc. issued a press release announcing the engagement of Stuart J. Nichols as Vice President, General Counsel and Corporate Secretary.  A copy of the press release is attached as Exhibit 99.01 to this Current Report.

In addition, Mr. Nichols has entered into the Company's standard Indemnification Agreement and standard Change in Control Agreement, and a compensatory plan outlined in an offer letter. For more complete information, you are referred to the full text of the offer letter which is attached to this Form 8-K as Exhibit 99.02.

Item 9.01.   Financial Statements and Exhibits.

(d)       Exhibits

99.01	Press Release, dated November 26, 2007 entitled "MIPS Technologies Appoints Stuart Nichols Vice President and General Counsel"
99.02	Offer Letter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIPS TECHNOLOGIES, INC. (Registrant)

Date: November 26, 2007	By:	/s/ MERVIN S. KATO
Name: Mervin S. Kato
Title: Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.01	Press Release, dated November 26, 2007 entitled "MIPS Technologies Appoints Stuart Nichols Vice President and General Counsel"
99.02	Offer Letter